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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 20, 1996


                               Chiron Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                       0-12798             94-2754624
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(State or other               (Commission         (IRS Employer
 jurisdiction of               File Number)        Identification No.)
 incorporation)

                 4560 Horton Street, Emeryville, CA               94608
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               (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (510) 655-8730

                                      N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     On May 20, 1996, Chiron Corporation issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that its Board of Directors has declared a 4-for-1 stock split effected in the form of a dividend on the company's common stock distributed on or about August 2, 1996, to stockholders of record on July 19, 1996.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

                                             Sequentially Numbered
     Exhibit Number                                   Page
     --------------                          ---------------------
          99.1         Press Release dated
                       May 20, 1996
                       referred to in Item 5 above


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHIRON CORPORATION


Date: May 21, 1996               By:     /s/ William G. Green
                                    -------------------------------------
                                             William G. Green
                                             Senior Vice President and
                                             General Counsel



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                              INDEX TO EXHIBITS


                                                            Sequentially
Exhibit No.              Description                        Numbered Page
- -----------              -----------                        -------------

99.1                     Press Release dated May 20, 1996.


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